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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 1997 included in Vical Incorporated's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.




                                       /s/ Arthur Andersen LLP
                                       -----------------------------------------
                                           Arthur Andersen LLP


San Diego, California
June 25, 1997